SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 7, 2017

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The information contained in Item 2.02 of this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition”. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On July 11, 2017, Forrester Research, Inc. issued a press release including a discussion of its anticipated financial results for the quarter ended June 30, 2017, a copy of which is furnished as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 7, 2017, Michael Morhardt is no longer serving as the Chief Sales Officer of the Company. Kelley Hippler, previously serving as the Company’s Senior Vice President, Customer Success, has been appointed as the Company’s Chief Sales Officer.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated July 11, 2017 issued by Forrester Research, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By	/s/ Michael A. Doyle
Name:	Michael A. Doyle
Title:	Chief Financial Officer

Date: July 11, 2017

Exhibit Index

Exhibit	Description

99.1	Press release dated July 11, 2017 issued by Forrester Research, Inc.